UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2026

Bristow Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35701	72-1455213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700,	Houston,	Texas	77042
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(713)	267-7600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VTOL	NYSE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On June 3, 2026, Bristow Group Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company approved Amendment No. 4 to the Bristow Group Inc. 2021 Equity Incentive Plan (the “Amendment”), as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on April 20, 2026 (the “Proxy Statement”). The Amendment had previously been approved, subject to stockholder approval, by the Company’s Board of Directors (the “Board”).
The description of the Amendment is subject to and qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the following four proposals were presented, as described in the Proxy Statement:

(1)	Election of nine director nominees named in the Proxy Statement to the Board;
(2)	Advisory vote to approve named executive officer compensation;
(3)	Approval of an amendment to the Company’s 2021 Equity Incentive Plan; and
(4)	Ratification of the appointment of KPMG LLP as the Company’s independent auditors for 2026.

Proposal 1 – Election of Directors
The following nine director nominees were elected by the Company’s stockholders to serve on the Board for one-year terms until the Company’s 2027 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, by the following votes:

Nominee	For	Withheld	Broker Non-Vote
Christopher S. Bradshaw	24,884,866	121,896	1,001,384
Lorin L. Brass	24,619,449	387,313	1,001,384
Wesley E. Kern	24,878,545	128,217	1,001,384
Robert J. Manzo	23,586,044	1,420,718	1,001,384
G. Mark Mickelson	24,967,819	38,943	1,001,384
General Maryanne Miller, Ret.	24,976,189	30,573	1,001,384
Christopher Pucillo	24,577,949	428,813	1,001,384
Shefali Shah	24,961,414	45,348	1,001,384
Brian D. Truelove	24,577,949	428,813	1,001,384
Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation
The advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved by the Company’s stockholders by the following vote:

For	Against	Abstain	Broker Non-Vote
24,792,284	175,145	39,333	1,001,384
Proposal 3 – Approval of an Amendment to the Company’s 2021 Equity Incentive Plan
The amendment to the Company’s 2021 Equity Incentive Plan was approved by the Company’s stockholders by the following vote:

For	Against	Abstain	Broker Non-Vote
24,786,051	174,863	45,848	1,001,384
Proposal 4 – Ratification of the Appointment of Independent Auditors
The ratification of the appointment of KPMG LLP as the Company’s independent auditors for 2026 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
25,735,787	263,870	8,489	None

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description of Exhibits
10.1	Amendment No. 4 to Bristow Group Inc. 2021 Equity Incentive Plan (incorporated by reference to Appendix B to the Proxy Statement).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: June 3, 2026	By:	/s/ Anne Burguieres Rappold
Anne Burguieres Rappold Chief Legal Officer and Corporate Secretary